Exhibit 10.2


                               FOURTH AMENDMENT TO
                         CARRAMERICA REALTY CORPORATION
                      1997 STOCK OPTION AND INCENTIVE PLAN


                  CarrAmerica Realty Corporation, a Maryland corporation (the "Company"), hereby certifies as follows:

                  1. The Company deems it appropriate to execute this certificate to evidence adoption of an amendment to its 1997 Stock Option and Incentive Plan (the "Plan") that increased the number of shares of common stock available for issuance pursuant to grants under the Plan from 7,200,000 to 10,000,000 (the "Amendment").

                  2. The Board of Directors of the Company adopted the Amendment, determined that the Amendment should be submitted to the Company's stockholders for approval, and directed that the Amendment be submitted to the stockholders for approval at the next annual meeting of stockholders.

                  3. The Amendment was submitted to the stockholders for approval at the annual meeting of stockholders of the Company held on May 6, 1999, and was approved by the stockholders.

                  4. Section 4 of the Plan therefore has been amended, effective as of May 6, 1999, and now reads as follows:

                 "4. STOCK SUBJECT TO THE PLAN

                  Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be 10,000,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan."

                  IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the undersigned, a duly authorized officer of the Company, as of May 6, 1999.

                                                CarrAmerica Realty Corporation


                                                By: /s/ Linda A. Madrid
                                                    --------------------------
                                                    Linda A. Madrid
                                                    Managing Director

Attest:   /s/ Ann Marie Pulsch
          ------------------------
          Ann Marie Pulsch
          Assistant Secretary